UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K
                              --------------------


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 9, 1999


                               MICHAEL FOODS, INC.
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             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
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                 (State or other jurisdiction of incorporation)


        0-15638                                        41-0498850
------------------------                     -----------------------------------
(Commission File Number)                     (IRS Employer Identification No.)

                      Suite 324, Park National Bank Bldg.
                             5353 Wayzata Boulevard
                          Minneapolis, Minnesota 55416
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              (Address of principal executive offices) (Zip Code)


       (Registrant's telephone number, including area code) (612) 546-1500


                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On August 9, 1999 Michael Foods, Inc. ("the Company") announced it had retained two investment banking firms to assist it in exploring strategic alternatives, including the possible sale of all, or some, of the Company's businesses.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

              The following exhibit is filed herewith:

              EXHIBIT NUMBER                DESCRIPTION
              --------------                -----------

                     20 News release of Michael Foods, Inc., issued August 9, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MICHAEL FOODS, INC.


Dated: August 17, 1999              By:  /s/ John D. Reedy
                                        ------------------
                                        John D. Reedy, Vice President-Finance,
                                        Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

  EXHIBIT NUMBER                    DESCRIPTION                           PAGE
  --------------                    -----------                           ----

        20                          News release of Michael Foods, Inc.,
                                    issued August 9, 1999.